                                POWER OF ATTORNEY

         The undersigned, Harvard W. Nolting, Jr., hereby constitutes and appoints Mark T. Gorski, Joyce A. Helt, and Melissa A. McGill as the
undersigned's true and lawful attorney-in-fact and agent, from the date hereof until such authority is terminated by me in writing, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Form 3 - Initial
Statement of Beneficial Ownership of Securities, Form 4 - Statement of Changes
in Beneficial Ownership of Securities, or Form 5 - Amended Statement of Changes
in Beneficial Ownership required to be filed by the undersigned with respect to the undersigned's beneficial ownership of securities of Home Federal Bancorp
(the "Company"), and to file the same, with all exhibits thereto, with the
Securities and Exchange Commission and any national stock market on which the
Company's securities are listed, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Executed as of this 28th day of June, 2005.

/s/Harvard W. Nolting, Jr.
Harvard W. Nolting, Jr.
Board of Director
Home Federal Bancorp

Harvard W. Nolting, Jr.
Printed Name

STATE OF INDIANA)
                                    ) SS.
COUNTY OF Jackson)

         Before me, the undersigned Notary Public in and for said State and
County,  personally  appeared Harvard W. Nolting,  Jr., and acknowledged to me to be the person who executed the foregoing Power of Attorney as his/her act and deed.

                                 /s/Donna R. Maxie
                                 Notary Public

                                 Donna R. Maxie
                                 Printed Name

My Commission Expires:
12-12-2012